SUPPLEMENT DATED SEPTEMBER 28, 2012

TO THE SUMMARY PROSPECTUS

FOR PACIFIC SELECT FUND – MID-CAP EQUITY PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Mid-Cap Equity Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Effective January 1, 2013, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, at its meeting held on September 11, 2012, Scout Investments, Inc. (Scout) will become the manager of the Mid-Cap Equity Portfolio. All references to the name of the current portfolio manager will be replaced with Scout Investments, Inc. In order to facilitate this change, a portion of the portfolio’s holdings will be sold and new investments purchased in accordance with recommendations by Scout. PLFA, the investment adviser to the portfolio, may begin this transitioning prior to January 1, 2013. PLFA and/or the portfolio may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of portfolio holdings in connection with this manager transition. As described below, certain investment policies and strategies of the Mid-Cap Equity Portfolio will change at that time.

Effective January 1, 2013, the following replaces the second and third paragraph in the Principal investment strategies subsection:

The portfolio will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through American Depositary Receipts (“ADRs”).

The manager seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the manager considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

Further, effective January 1, 2013, the following is added to the Principal risks subsection:

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Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

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Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Also effective January 1, 2013, the table in the Portfolio management subsection is replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience With Portfolio
G. Patrick Dunkerley, CFA, Lead Portfolio Manager	Since 2013
Derek M. Smashey, CFA, Co-Portfolio Manager	Since 2013
John A. Indellicate II, CFA, Co-Portfolio Manager	Since 2013